                                                                      EXHIBIT 26


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             --------------------
                                    Form T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) _______

                             --------------------

                      FIRST INTERSTATE BANK OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)


     P. O. Box 4441                                  76-0034784
     Houston, Texas  77210-4441                      (I.R.S. Employer
     (713) 250-4020                                  Identification Number)
     (Address of Principal
     Executive Offices)

                             --------------------

                      ASSOCIATES FIRST CAPITAL CORPORATION
              (Exact name of obligor as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


                                   06-0876639
                    (I.R.S. Employer Identification Number)


                      ATTENTION:  CHIEF FINANCIAL OFFICER
                           250 EAST CARPENTER FREEWAY
                           IRVING, TEXAS  75062-2729
                    (Address of Principal Executive Offices)


             ASSOCIATES FIRST CAPITAL CORPORATION INVESTMENT NOTES
                      (Title of the indenture securities)

================================================================================

Item 1.  General Information.

Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

        Name:                                               Address:
        -----                                               --------
        Comptroller of the Currency                         Washington, D.C.
        Federal Reserve Bank                                Dallas, Texas
        Federal Deposit Insurance Corporation               Washington, D.C.
        National Bank Examiners                             Dallas, Texas


    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.



Item 2.  Affiliations with the Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.


None.

Item 3.  Voting Securities of the Trustee.

Furnish the following information as to each class of voting securities of the trustee:

                  Col. A                                             Col. B
               Title of Class                                 Amount Outstanding
               --------------                                 ------------------






Item 4.  Trusteeships Under Other Indentures.

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

    (a)  Title of the securities outstanding under each such other indenture.

    (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

Item 5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

Item 6.  Voting Securities of the Trustee Owned by the Obligor or its
Officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

- ---------------------------------------------------------------------------------------------------------
         Col. A                  Col. B                  Col. C                     Col. D
         ------                  ------                  ------                     ------
      Name of Owner            Title of Class          Amount Owned            Percentage of Voting
                                                       Beneficially           Securities Represented
                                                                             by Amount Given in Col. C
- ---------------------------------------------------------------------------------------------------------






Item 7.  Voting Securities of the Trustee Owned by Underwriters or their
Officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

- ---------------------------------------------------------------------------------------------------------
         Col. A                  Col. B                  Col. C                     Col. D
         ------                  ------                  ------                     ------
      Name of Owner            Title of Class          Amount Owned            Percentage of Voting
                                                       Beneficially           Securities Represented
                                                                             by Amount Given in Col. C
- ---------------------------------------------------------------------------------------------------------






Item 8.  Securities of the Obligor Owned or Held by the Trustee.

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

- ---------------------------------------------------------------------------------------------------------
         Col. A                  Col. B                        Col. C                      Col. D
         ------                  ------                        ------                      ------
      Title of Class        Whether the Securities          Amount Owned              Percentage of Class
                               are Voting or             Beneficially or Held        Represented by Amount
                            Non-Voting Securities        as Collateral Security         Given in Col. C
                                                       for Obligations in Default
- ---------------------------------------------------------------------------------------------------------





Item 9.  Securities of Underwriters Owned by or Held by the Trustee.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

- ---------------------------------------------------------------------------------------------------------
         Col. A                  Col. B                       Col. C                       Col. D
         ------                  ------                       ------                       ------
      Title of Issuer            Amount                     Amount Owned              Percentage of Class
       and Title of            Outstanding               Beneficially or Held as     Represented by Amount
         Class                                           Collateral Security for        Given in Col. C
                                                         Obligations in Default
                                                            By Trustee
- ---------------------------------------------------------------------------------------------------------






Item 10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns ten percent (10%) or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

- ------------------------------------------------------------------------------------------------------------
         Col. A                  Col. B                       Col. C                       Col. D
         ------                  ------                       ------                       ------
      Title of Issuer            Amount                     Amount Owned              Percentage of Class
       and Title of            Outstanding               Beneficially or Held as     Represented by Amount
         Class                                           Collateral Security for        Given in Col. C
                                                         Obligations in Default
                                                            By Trustee
- ------------------------------------------------------------------------------------------------------------






Item 11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns fifty percent (50%) or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

- ---------------------------------------------------------------------------------------------------------
         Col. A                  Col. B                       Col. C                       Col. D
         ------                  ------                       ------                       ------
      Title of Issuer            Amount                     Amount Owned              Percentage of Class
       and Title of            Outstanding               Beneficially or Held as     Represented by Amount
         Class                                           Collateral Security for        Given in Col. C
                                                         Obligations in Default
                                                            By Trustee
- ---------------------------------------------------------------------------------------------------------





Item 12.  Indebtedness of the Obligor to the Trustee.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

- ---------------------------------------------------------------------------------------------------------
                    Col. A                              Col. B                           Col. C
                    ------                              ------                           ------
                    Nature of                           Amount                          Date Due
                   Indebtedness                       Outstanding
- ---------------------------------------------------------------------------------------------------------






Item 13.  Defaults by the Obligor.

    (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.


    (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.



Item 14.  Affiliations with the Underwriters.

If any underwriter is an affiliate of the trustee, describe each such affiliation.



Item 15.  Foreign Trustee.

Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.


Item 16. List of Exhibits.

List below all exhibits filed as a part of this statement of eligibility.

Exhibits identified in brackets below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

    Exhibit 1. A copy of the Articles of Association of First Interstate Bank of Texas, National Association as now in effect, incorporated herein by reference to Exhibit 1 to T-1; Registration No. 33-73538.

    Exhibit 2. A copy of the certificate of authority of First Interstate Bank of Texas, National Association to commence business, incorporated herein by reference to Exhibit 2 to T-1; Registration No. 33-73538.

    Exhibit 3. A copy of the authorization of First Interstate Bank of Texas, National Association to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 to T-1; Registration No. 33-73538.

    Exhibit 4. A copy of the existing By-laws of First Interstate Bank of Texas, National Association as now in effect, incorporated herein by reference to Exhibit 4 to T-1; Registration No. 33-73538.

    Exhibit 5.  Not applicable.

    Exhibit 6. The consent of First Interstate Bank of Texas, National Association required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 to T-1; Registration No. 33-73538.

    Exhibit 7. A copy of the latest report of condition of First Interstate Bank of Texas, National Association published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

    Exhibit 8.  Not applicable.

    Exhibit 9.  Not applicable.





                                   SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, First Interstate Bank of Texas, N.A., a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas and State of Texas, on the 29th day of June, 1995.




                                     FIRST INTERSTATE BANK OF TEXAS, N.A.


                                     By:      /s/ LORIE THOMETZ
                                              ---------------------------------
                                     Name:    Lorie Thometz

                                     Title:   Vice President and Trust Officer

                                   Exhibit 7

 A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
Federal Financial Institutions Examination Council                       Expires July 31, 1995
- -------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1
[LOGO]                                                                   Please Refer to Page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden
- -------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND
TOTAL ASSETS OF $300 MILLION OR MORE - FFIEC 032

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1995                          (950331)
                                                                       -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with
member banks); 12 U.S.C. Section 1817 (State nonmember          domestic offices only. Banks with branches and
banks); and 12 U.S.C. Section 161 (National banks).             consolidated subsidiaries in U.S. territories and
                                                                possessions, Edge or Agreement subsidiaries, foreign
                                                                branches, consolidated foreign subsidiaries, or
                                                                International Banking Facilities must file FFIEC 031.
- -------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be
an authorized officer and the Report of Condition must be       prepared in accordance with Federal Regulatory
attested to by not less than two directors (trustees) for       authority instructions. NOTE: These instructions may
State nonmember banks and three directors for State member      in some cases differ from generally accepted
and National banks.                                             accounting principles.

I, Dennis M. Steen, Senior Vice President                       We, the undersigned directors (trustees), attest to
   --------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
of the named bank do hereby declare that these Reports of       knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules)       with the instructions issued by the appropriate
have been prepared in conformance with the instructions         Federal regulatory authority and is true and correct.
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and belief.                /s/ DR. PETER C. MARZIO
                                                                -----------------------------------------------------
                                                                Director (Trustee)                Dr. Peter C. Marzio
/s/ DENNIS M. STEEN
- -------------------------------------------------------------   /s/ JACK T. TROTTER
Signature of Officer Authorized to Sign Report                  -----------------------------------------------------
                                                                Director (Trustee)                    Jack T. Trotter

  April 28, 1995                                                /s/ LINNET F. DEILY
- -------------------------------------------------------------   -----------------------------------------------------
Date of Signature                                               Director (Trustee)                    Linnet F. Deily
- -------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the     NATIONAL BANKS: Return the original only in the
appropriate Federal Reserve District Bank.                      special return address envelope provided. If express
                                                                mail is used in lieu of the special return address
STATE NONMEMBER BANKS: Return the original only in the          envelope, return the original only to the FDIC, c/o
special return address envelope provided. If express mail is    Quality Data Systems, 2127 Espey Court, Suite 204,
used in lieu of the special return address envelope, return     Crofton, MD 21114.
the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
- -------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number 24344                                                                                 3-31-95
                      -----------                               Banks should affix the address label in this space.
                      (RCRI 9050)
                                                                  First Interstate Bank of Texas, N.A.
                                                                -----------------------------------------------------
                                                                Legal Title of Bank (TEXT 9010)

                                                                  P.O. Box 3326
                                                                -----------------------------------------------------
                                                                City (TEXT 9130)

                                                                  Houston, Texas 77253-3326
                                                                -----------------------------------------------------
                                                                State Abbrev. (TEXT 9200)        ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                                                            FFIEC 032
                                                                                                            Page i
                                                                                                                 2

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of $300 Million or More

- ---------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                          COVER   REPORT OF CONDITION
REPORT OF INCOME
Schedule RI-Income Statement  . . . . . . . . . .  RI-1, 2, 3   Schedule RC-Balance Sheet . . . . . . . . . . RC-1, 2
Schedule RI-A-Changes in Equity Capital . . . . . . . .  RI-3   Schedule RC-A-Cash and Balances Due
Schedule RI-B-Charge-offs and Recoveries and                      From Depository Institutions  . . . . . . . .  RC-3
  Changes in Allowance for Loan and Lease                       Schedule RC-B-Securities  . . . . . . . .  RC-3, 4, 5
  Losses  . . . . . . . . . . . . . . . . . . . . .   RI-4, 5   Schedule RC-C-Loans and Lease Financing
Schedule RI-C--Applicable Income Taxes by                         Receivables:
  Taxing Authority  . . . . . . . . . . . . . . . . . .  RI-5     Part I. Loans and Leases  . . . . . . . . . RC-6, 7
Schedule RI-E--Explanations  . . . . . . . . . . . .   RI-5, 6    Part II. Loans to Small Businesses and
                                                                    Small Farms (including in the forms for
                                                                    June 30 only) . . . . . . . . . . . . . RC-7a, 7b
                                                                Schedule RC-D-Trading Assets and Liabilities
                                                                  (to be completed only by selected banks)  . .  RC-8
                                                                Schedule RC-E-Deposit Liabilities . . . . .  RC-9, 10
Disclosure of Estimated Burden                                  Schedule RC-F-Other Assets  . . . . . . . . . . RC-11
                                                                Schedule RC-G-Other Liabilities . . . . . . . . RC-11
The estimated average burden associated with this               Schedule RC-K-Quarterly Averages  . . . . . . . RC-12
information collection is 30.7 hours per respondent and is      Schedule RC-L-Off Balance Sheet
estimated to vary from 15 to 200 hours per response,              Items . . . . . . . . . . . . . . . . RC-12, 14, 15
depending on individual circumstances. Burden estimates         Schedule RC-M-Memoranda . . . . . . . . . . RC-16, 17
include the time for reviewing instructions, gathering and      Schedule RC-N-Past Due and Nonaccrual
maintaining data in the required form, and completing the         Loans, Leases, and Other Assets . . . . . RC-18, 19
information collection, but exclude the time for compiling      Schedule RC-O-Other Data for Deposit
and maintaining business records in the normal course of a        Insurance Assessments . . . . . . . . . . RC-20, 21
respondent's activities. Comments concerning the accuracy of    Optional narrative Statement Concerning the
this burden estimate and suggestions for reducing this            Amounts Reported in the Reports
burden should be directed to the Office of Information and        of Condition and Income . . . . . . . . . . . RC-24
Regulatory Affairs, Office of Management and Budget,
Washington, D.C. 20503, and to one of the following:            SPECIAL REPORT (TO BE COMPLETED BY ALL BANKS)

Secretary                                                       Schedule RC-J-Repricing Opportunities (Sent only to
Board of Governors of the Federal Reserve System                  and to be completed only by savings banks)
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis
Unit, 550 17th Street, NW, Washington D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between
8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RI-1
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      3
Transit Number: 11300106

Consolidated Report of Income
For the period January 1, 1995 -- March 31, 1995

Report of Income schedules are to be reported on a calendar year-to-date basis thousands of dollars.

Schedule RI -- Income Statement

                                                                                                                I380 <-
                                                                                            Dollar Amounts in Thousands
 ----------------------------------------------------------------------------------------------------------------------
                                                                                           RIAD
                                                                                           ----
Interest income:
a. Interest and fee income on loans:
   (1) Loans secured by real estate......................................................  4011      26,372    1.a.1
   (2) Loans to finance agricultural production and other loans to farmers...............  4024         140    1.a.2
   (3) Commercial and industrial loans...................................................  4012      40,965    1.a.3
   (4) Loans to individuals for household, family and other personal expenditures;
       (a) Credit cards and related plans................................................  4054       3,364    1.a.4a
       (b) Other.........................................................................  4055       6,537    1.a.4b
   (5) Loans to foreign governments and official institutions............................  4056           0    1.a.5
   (6) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
       (a) Taxable obligations...........................................................  4503           0    1.a.6a
       (b) Tax-exempt obligations........................................................  5404       1,486    1.a.6b
   (7) All other loans...................................................................  4058       4,220    1.a.7
b. Income from lease financing receivables:
   (1) Taxable leases....................................................................  4505           0    1.b.1
   (2) Tax-exempt leases.................................................................  4307           0    1.b.2
c. Interest income on balances due from depository institutions(1).......................  4115          70    1.c
d. Interest and dividend income on securities:
   (1) U.S. Treasury securities and U.S. Government agency and corporation obligations...  4027      14,072    1.d.1
   (2) Securities issued by states and political subdivisions in the U.S.:
       (a) Taxable securities............................................................  4506          21    1.d.2a
       (b) Tax-exempt securities.........................................................  4507          29    1.d.2b
   (3) Other domestic debt securities....................................................  3657       1,666    1.d.3
   (4) Foreign debt securities...........................................................  3658          42    1.d.4
   (5) Equity securities (including investments in mutual funds).........................  3659         377    1.d.5
e. Interest income from assets held in trading accounts..................................  4069          25    1.e
f. Interest income on federal funds sold and securities purchased under agreements to
   resell................................................................................  4020         462    1.f
g. Total interest income (sum of items 1.a through 1.f)..................................  4107      99,848    1.g

- ---------------

(1) Includes interest income on time certificates of deposit not held for trading.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RI-2
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      4
Transit Number: 11300106

Schedule RI -- Continued

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD      Year-to-date
                                                                                         ----
 2. Interest expense:
     a.   Interest on deposits:
          (1) Transaction accounts (NOW accounts, ATS accounts, and telephone and
              preauthorized transfer accounts).........................................  4508         2,791                2.a.1
          (2) Nontransaction accounts:
          (a) Money market deposit accounts (MMDAs)....................................  4509        10,586                2.a.2a
          (b) Other savings deposits...................................................  4511         1,884                2.a.2b
          (c) Time certificates of deposit of $100,000 or more.........................  4174         2,138                2.a.2c
          (d) All other time deposits..................................................  4512         8,300                2.a.2d
     b.   Expense of federal funds purchased and securities sold under agreements to
          repurchase...................................................................  4180         5,144                2.b
     c.   Interest on demand notes issued to the U.S. Treasury and on other borrowed
          money........................................................................  4185             6                2.c
     d.   Interest on mortgage indebtedness and obligations under capitalized leases...  4072            40                2.d
     e.   Interest on subordinated notes and debentures................................  4200            26                2.e
     f.   Total interest expense (sum of Items 2.a through 2.e)........................  4073        30,915                2.f
  3. Net interest income (item 1.g minus 2.f)..........................................  4074                  68,933      3.
  4. Provisions:
     a.   Provision for loan and lease losses..........................................  4230                       0      4.a
     b.   Provision for allocated transfer risk........................................  4243                       0      4.b
  5. Noninterest income:
     a.   Income from fiduciary activities.............................................  4070         2,695                5.a
     b.   Service charges on deposit accounts..........................................  4080        23,553                5.b
     c.   Trading gains (losses) and fees from foreign exchange transactions...........  4075           (26)               5.c
     d.   Other foreign transaction gains (losses).....................................  4076             0                5.d
     e.   Other gains (losses) and fees from trading assets and liabilities............  4077           571                5.e
     f.   Other noninterest income:
          (1) Other fee income.........................................................  5407         6,769                5.f.1
          (2) All other noninterest income*............................................  5408         4,627                5.f.2
     g.   Total noninterest income (sum of items 5.a through 5.f)......................  4079                  38,189      5.g
  6. a.   Realized gains (losses) on held-to-maturity securities.......................  3521                     231      6.a
     b.   Realized gains (losses) on available-for-sale securities.....................  3196                       0      6.b
  7. Noninterest expense:
     a.   Salaries and employee benefits...............................................  4135        19,933                7.a
     b.   Expenses of premises and fixed assets (net of rental income) (excluding
          salaries and employee benefits and mortgage interest)........................  4217         7,167                7.b
     c.   Other noninterest expense*...................................................  4092        32,173                7.c
     d.   Total noninterest expense (sum of items 7.a through 7.c).....................  4093                  59,273      7.d
  8. Income (loss) before income taxes and extraordinary items and other adjustments
     (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d).....................  4301                  48,080      8.
  9. Applicable income taxes (on item 8)...............................................  4302                  16,714      9.
 10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9)...  4300                  31,366      10.
 11. Extraordinary items and other adjustments:
     a.   Extraordinary items and other adjustments, gross of income taxes*............  4310             0                11.a
     b.   Applicable income taxes (on item 11.a)*......................................  4315             0                11.b
     c.   Extraordinary items and other adjustments, net of income taxes (item 11.a
          minus 11.b)..................................................................  4320                       0      11.c
 12. Net income (loss) (sum of items 10 and 11.c)......................................  4340                  31,366      12.

- ---------------

Describe on Schedule RI-E -- Explanations.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RI-3
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      5
Transit Number: 11300106

Schedule RI -- Continued

                                                                                                               I381 <-
                                                                                            Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD     Year-to-date
                                                                                         ----
Memoranda
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired
   after August 7, 1986, that is not deductible for federal income tax purposes........   4513           271      M.1
2. Income from the sale and servicing of mutual funds and annuities (included in
   Schedule RI, item 8)................................................................   8431         1,597      M.2
3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b
   above...............................................................................   4309             0      M.3

                                                                                                    Number
                                                                                                    ------
4. Number of full-time equivalent employees on payroll at end of current period (round
   to nearest whole number)............................................................   4150         2,025      M.4
5. 6. Not applicable
                                                                                                    MM DD YY
                                                                                                    ---------
6. If the reporting bank has restated its balance sheet as a result of applying push
   down accounting this calendar year, report the date of the bank's acquisition.......   9106           N/A      M.7
                                                                                          RIAD
                                                                                          ----     Year-to-date
7. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
   (included in Schedule RI, items 5.c and 5.e):
   a. Interest rate exposures..........................................................   8757             0      M.8.a
   b. Foreign exchange exposures.......................................................   8758           (26)     M.8.b
   c. Equity security and index exposures..............................................   8759             0      M.8.c
   d. Commodity and other exposures....................................................   8760                    M.8.d
8. Impact on income of off-balance sheet derivatives held for purposes other than trading:
   a. Net increase (decrease) to interest income.......................................   8761           177      M.9.a
   b. Net (increase) decrease to interest expense......................................   8762           (74)     M.9.b
   b. Other (noninterest) allocations..................................................   8763             0      M.9.c

Schedule RI-A -- Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                I383 <-
                                                                                            Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD
                                                                                         ----
 1. Total equity capital originally reported in the December 31, 1994, Reports of
    Condition and Income..............................................................   3215       482,264      1.
 2. Equity capital adjustments from amended Reports of Income, net*...................   3216             0      2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)..............   3217       482,264      3.
 4. Net income (loss) (must equal Schedule RI, item 12)...............................   4340        31,366      4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net................   4346             0      5.
 6. Changes incident to business combinations, net....................................   4356             0      6.
 7. LESS: Cash dividends declared on preferred stock..................................   4470             0      7.
 8. LESS: Cash dividends declared on common stock.....................................   4460             0      8.
 9. Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)...................................................   4411             0      9.
10. Corrections of material accounting errors from prior years* (see instructions
    for this schedule)................................................................   4412             0      10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities........................................................................   8433             0      11.
12. Other transactions with parent holding company* (not included in items 5, 7, or
    8 above)..........................................................................   4415             0      12
13. Total equity capital end of current period (sum of items 3 through 12) (must
    equal Schedule RC, item 28).......................................................   3210       513,630      13.

- ---------------

* Describe on Schedule RI-E -- Explanations.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RI-4
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      6
Transit Number: 11300106

Schedule RI-B -- Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

                                                                                                             I386 <-
                                                                                           Dollar Amount in Thousands
- ----------------------------------------------------------------------------------------------------------------------
                                                                         ------Calendar year-to-date------
                                                                           (Column A)         (Column B)
                                                                          Charge-offs         Recoveries
                                                                         --------------     --------------
                                                                         RIAD               RIAD
                                                                         ----               ----
Part I excludes charge-offs and recoveries through the located transfer risk reserve.
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)....................................  4651       191     4661       872     1.a
   b. To non-U.S. addressees (domicile)................................  4652         0     4662         0     1.b
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions.............  4653         0     4663         0     2.a
   b. To foreign banks.................................................  4654         0     4664         0     2.b
3. Loans to finance agricultural production and other loans to
   farmers.............................................................  4655         0     4665         0     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)....................................  4645       982     4617       547     4.a
   b. To non-U.S. addressees (domicile)................................  4646         0     4618         0     4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans...................................  4656       900     4666        77     5.a
   b. Other (includes single payment, installment, and all student
      loans)...........................................................  4657       732     4667       183     5.b
6. Loans to foreign governments and official institutions..............  4643         0     4627         0     6.
7. All other loans.....................................................  4644        13     4628        32     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)....................................  4658         0     4668         0     8.a
   b. Of non-U.S. addressees (domicile)................................  4659         0     4669         0     8.b
9. Total (sum of items 1 through 8)....................................  4635     2,818     4605     1,711     9.

Memoranda

                                                                         ------Calendar year-to-date------
                                                                           (Column A)         (Column B)
                                                                          Charge-offs         Recoveries
                                                                         --------------     --------------
                                                                         RIAD               RIAD
                                                                         ----               ----
3. Not applicable.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above.........................  5409         0     5410         0     M.4
2. Loans secured by real estate (sum of Memorandum items 5.a through
   5.e must equal sum of Schedule RI-B, part I, items 1.a and 1.b, above):
   a. Construction and land development................................  3582         0     3583        12     M.5.a
   b. Secured by farmland..............................................  3584         0     3585         0     M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit................  5411         0     5412         0     M.5.c1
      (2) All other loans secured by 1-4 family residential properties.  5413        78     5414        15     M.5.c2
   d. Secured by multifamily (5 or more) residential properties........  3588         0     3589         0     M.5.d
   e. Secured by nonfarm nonresidential properties.....................  3590       113     3591       845     M.5.e

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RI-5
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      7
Transit Number: 11300106

Schedule RI-B -- Continued

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                               RIAD
                                                                                               ----
Balance originally reported in the December 31, 1994, Reports of Condition and Income........  3124    69,240     1.
Recoveries (must equal part I, item 9, column 8 above).......................................  4605     1,711     2.
LESS: Charge-offs (must equal part I, item 9, column A above)................................  4635     2,818     3.
Provision for loan and lease losses (must equal Schedule RI, item 4.a).......................  4230         0     4.
Adjustments * (see instructions for this schedule)...........................................  4815     4,223     5.
Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item
  4.b).......................................................................................  3123    72,356     6.

- --------------
Describe on Schedule RI-E -- Explanations.

Schedule RI-C -- Applicable Income Taxes by Taxing Authority


                                                                                                              I389 <-
Schedule RI-C is to be reported with the December Report of Income.                       Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                               RIAD
                                                                                               ----
Federal......................................................................................  4780       N/A     1.
State and local..............................................................................  4790       N/A     2.
Foreign......................................................................................  4795       N/A     3.
Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)...........  4770       N/A     4.
Deferred portion of item 4...................................................................  4772       N/A     5.

Schedule RI-E -- Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                              I395 <-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
All other noninterest income (from Schedule RI, item 5.f.(2))
                                                                                         RIAD    Year-to-date
                                                                                         ----
1.  Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains on other real estate owned............................................  5415          N/A       1.a
    b. Net gains on sales of loans.....................................................  5416          N/A       1.b
    c. Net gains on sales of premises and fixed assets.................................  5417          N/A       1.c
2.  Itemize and describe the three largest other amounts that exceed 10% of Schedule
    RI, item 5.f.(2):
       TEXT                                                                              RIAD
       ----                                                                              ----
    d. 4461:   Income from Unconsolidated Subsidiaries.................................  4461        3,432       1.d
    e. 4462:   Check Sale Income.......................................................  4462          666       1.e
    f. 4463:   ........................................................................  4463          N/A       1.f

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RI-6
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      8
Transit Number: 11300106

Schedule RI-E -- Continued

                                                                                            Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------
                                                                                      RIAD       Year-to-date
                                                                                      -----
1. Other noninterest expense (from Schedule R1, item 7.c):
   a.  Amortization expense of intangible assets..................................... 4531       1,207            2.a
2. Report amounts that exceed 10% of Schedule RI, item 7.c:
   b.  Net losses on other real estate owned......................................... 5418       N/A              2.b
   c.  Net losses on sales of loans.................................................. 5419       N/A              2.c
   d.  Net losses on sales of premises and fixed assets.............................. 5420       N/A              2.d
3. Itemize and describe the three largest other amounts that exceed 10% of Schedule
   RI, item 7.c:
       TEXT                                                                           RIAD
       ----                                                                           ----
   e.  4464: Affiliate Banking Services                                               4464         11,868         2.e
   f.  4467: ........................................................................ 4467       N/A              2.f
   g.  4468: ........................................................................ 4468       N/A              2.g
4. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
          TEXT                                                RIAD
          ----                                                ----
  a.  (1) 4469: ............................................                          4469         0              3.a.1
      (2) Applicable income tax effect......................  4486            0                                   3.a.2
  b.  (1) 4487: ............................................                          4487         0              3.b.1
      (2) Applicable income tax effect......................  4488            0                                   3.b.2
  c.  (1) 4489: ............................................                          4489         0              3.c.1
      (2) Applicable income tax effect......................  4491            0                                   3.c.2

   Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4492: .......................................................................  4492       N/A              4.a
   b.  4493: .......................................................................  4493       N/A              4.b
   Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4494: .......................................................................  4494       N/A              5.a
   b.  4495: .......................................................................  4495       N/A              5.b
   Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4496: .......................................................................  4496       N/A              6.a
   b.  4497: .......................................................................  4497       N/A              6.b
   Other transactions with parent holding company (from Schedule RI-A, item 12)
   (itemize and describe all such transactions):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4498: .......................................................................  4498       N/A              7.a
   b.  4499: .......................................................................  4499       N/A              7.b
   Adjustments to all allowance for loan and lease losses (from Schedule RI-B, part
   II, item 5) (itemize and describe all adjustments):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4521: Bank Acquisitions......................................................  4521       4,223            8.a
   b.  4522: .......................................................................  4522       N/A              8.b


                                                                                                         I398  I399 <-

Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
No comment:                       X  (RIAD 4769)
Other explanations (please type or print clearly):
(TEXT 4769)

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-1
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      9
Transit Number: 11300106

Consolidated Report of Condition for Insured
Commercial and State-Chartered Savings Banks for March 31, 1995

     Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                                      C300 <-
                                                                                                  Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------
SETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081      830,884    1.a
     b.   Interest bearing balnaces(2)..........................................................    0071          297    1.b
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754    1,019,104    2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773       25,473    2.b
  3. Federal funds sold and securiites purchased under agreements to resell:
     a.   Federal funds sold....................................................................    0276        6,650    3.a
     b.   Securities purchased under agreements to resell.......................................    0277            0    3.b
                                                                             RCON
                                                                             -----
  4. Loans and lease financing receivables:
     a.   Loans and leases, net of unearned income (from Schedule RC-C)...   2122      4,189,890                         4.a
     b.   LESS: Allowance for loan and lease losses.......................   3123         72,356                         4.b
     c.   LESS: Allocated transfer risk reserve...........................   3128              0                         4.c
     d.   Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
          and 4.c)..............................................................................    2125    4,117,534    4.d
  5. Trading assets (from Schedule RC-D)........................................................    3545            0    5.
  6. Premises and fixed assets (including capitalized leases)...................................    2145      125,226    6.
  7. Other real estate owned (from Schedule RC-M)...............................................    2150        8,932    7.
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule
     RC-M)......................................................................................    2130       16,379    8.
  9. Customers' liability to this bank on acceptances outstanding...............................    2155        6,786    9.
 10. Intangible assets (from Schedule RC-M).....................................................    2143       66,515    10.
 11. Other assets (from Schedule RC-F)..........................................................    2160      127,267    11.
 12. Total assets (sum of items 1 through 11)...................................................    2170    6,351,127    12.

- ---------------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-2
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      10
Transit Number: 11300106

Schedule RC -- Continued

                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                       RCON
                                                                                       ----
LIABILITIES
     Deposits:
13.  a. In domestic offices (sum of totals of columns A and C from Schedule RC-E..... 2200     5,354,758     13.a
       (1) Noninterest-bearing(1).................................................... 6631     1,927,681     13.a.1
       (2) Interest-bearing.......................................................... 6636     3,427,077     13.a.2
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs................
       (1) Noninterest-bearing.......................................................
       (2) Interest-bearing..........................................................
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a. Federal funds purchased...................................................... 0278      366,640      14.a
     b. Securities sold under agreements to repurchase............................... 0279        6,287      14.b
15.  a. Demand notes issued to the U.S. Treasury..................................... 2840            0      15.a
     b. Trading liabilities (from Schedule RC-D)..................................... 3548            0      15.b
16.  Other borrowed money:
     a. With original maturity of one year or less................................... 2332        1,922      16.a
     b. With original maturity of more than one year................................. 2333          418      16.b
17.  Mortgage indebtedness and obligations under capitalized leases.................  2910        1,617      17.
18.  Bank's liability on acceptances executed and outstanding.......................  2920        6,786      18.
19.  Subordinated notes and debentures..............................................  3200       45,000      19.
20.  Other liabilities (from Schedule RC-G).........................................  2930       54,069      20.
21.  Total liabilities (sum of items 13 through 20).................................  2948    5,837,497      21.
22.  Limited-life preferred stock and related surplus...............................  3282            0      22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..................................  3838            0      23.
24.  Common stock...................................................................  3230       50,000      24.
25.  Surplus (exclude all surplus related to preferred stock).......................  3839      779,225      25.
26.  a. Undivided profits and capital reserves......................................  3632     (315,595)     26.a
     b. Net unrealized holding gains (losses) on available-for-sale securities......  8434            0      26.b
27.  Cumulative foreign currency translation adjustments............................
28.  Total equity capital (sum of items 23 through 27)..............................  3210      513,630      28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of
     items 21, 22 and 28)...........................................................  3300    6,351,127      29.

MEMORANDUM
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank
     by independent external auditors as of any date during 1994....................  6724            2      M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-3
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      11
Transit Number: 11300106

Schedule RC-A -- Cash and Balances Due from Depository Institutions Include assets held for trading.

<Caption<
                                                                                                              C305 <-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:
   a. Cash items in process of collection and unposted debits..............................  0020      495,026    1.a
   b. Currency and coin....................................................................  0080      151,529    1.b
2. Balances due from depository institutions in the U.S.:
   a. U.S. branches and agencies of foreign banks..........................................  0083            0    2.a
   b. Other commercial banks in the U.S. and other depository institutions in the U.S......  0085       73,428    2.b
3. Balances due from banks in foreign countries and foreign central banks:
   a. Foreign branches of other U.S. banks.................................................  0073            0    3.a
   b. Other banks in foreign countries and foreign central banks...........................  0074        5,041    3.b
4. Balances due from Federal Reserve Banks.................................................  0090      106,157    4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b).....  0010      831,181    5.

Memorandum

                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items
   2.a and 2.b above)......................................................................  0050       73,131    M.1

Schedule RC-B -- Securities

Exclude assets held for trading.

                                                                                                              C310 <-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                 Held-to-maturity                      Available-for-sale
                                                                                  (Column C)       (Column D)
                                          (Column A)           (Column B)         Amortized           Fair
                                        Amortized Cost         Fair Value            Cost           Value(1)
                                       ----------------     ----------------     ------------     ------------
                                       RCON                 RCON                 RCON             RCON
                                       ----                 ----                 ----             ----
1. U.S. Treasury securities..........  0211     431,387     0213     426,419     1286       0     1287       0     1.
2. U.S. Government agency and
   corporation obligations (exclude
   mortgage-backed securities):
                                       RCON                 RCON                 RCON             RCON
                                       ----                 ----                 ----             ----
   a. Issued by U.S. Government
      agencies(2)....................  1289           0     1290           0     1291       0     1293       0     2.a
   b. Issued by U.S. Government-
      sponsored agencies(3)..........  1294      21,380     1295      21,254     1297       0     1298       0     2.b

- ---------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-4
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      12
Transit Number: 11300106

Schedule RC-B - Continued
Include assets held for trading.

                                                                                                      Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                  Held-to-maturity                 Available-for-sale
                                                            (Column A)        (Column B)       (Column C)      (Column D)
                                                          Amortized Cost      Fair Value     Amortized Cost  Fair Value(1)
                                                         ----------------  ----------------  --------------  --------------
3. Securities issued by states and political
   subdivisions in the U.S.:
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
   a. General obligations...............................  1676         601  1677         607  1678         0  1679            3.a
   b. Revenue obligations...............................  1681       1,304  1686       1,409  1690         0  1691         0  3.b
   c. Industrial development and similar obligations....  1694           0  1695           0  1696         0  1697         0  3.c
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA............................  1698      75,269  1699      75,766  1701         0  1702         0  4a1
      (2) Issued by FNMA and FHLMC......................  1703     155,553  1705     154,069  1706         0  1707         0  4a2
      (3) Other pass-through securities.................  1709           0  1710           0  1711         0  1713         0  4a3
   b. Other mortgage-backed securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA, GNMA............  1714     208,777  1715     201,884  1716         0  1717         0  4b1
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
      (2) Collateralized by MBS issued or guaranteed by
          FNMA, FHLMC, or GNMA..........................  1718      15,121  1719      14,822  1731         0  1732         0  4b2
      (3) All other mortgage-backed securities..........  1733       60,427 1734      57,245  1735         0  1736         0  4b3
5. Other debt securities:
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
   a. Other domestic debt securities....................  1737      46,335  1738      45,435  1739         0  1741         0  5.a
   b. Foreign debt securities...........................  1742       3,030  1743       3,030  1744         0  1746         0  5.b
6. Equity securities:
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
   a. Investments in mutual funds.......................                                      1747        92  1748        92  6.a
   b. Other equity securities with readily determinable
      fair values.......................................                                      1749         0  1751         0  6.b
   c. All other equity securities(1)....................                                      1752    25,381  1753    25,381  6.c
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
7. Total (sum of items 1 through 6)(total of column A
   must equal Schedule RC, item 2.a) (total of column D
   must equal Schedule RC, item 2.b)....................  1754   1,019,184  1771   1,001,940  1772    25,473  1773    25,473   7.

- -----------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-5
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      13
Transit Number: 11300106

Schedule RC-B -- Continued

Memoranda

                                                                                                                  C312 <-
                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
                                                                                       RCON
                                                                                       ----
  1. Pledged securities (2)..........................................................  0416        373,930       M.1
  2. Maturity and repricing data for debt securities (2,3,4)(excluding those in nonaccrual status):
     a.   Fixed rate debt securities with a remaining maturity of:
          (1) Three months or less...................................................  0343         60,955       M.2.a1
          (2) Over three months through 12 months....................................  0344        170,260       M.2.a2
          (3) Over one year through five years.......................................  0345        299,537       M.2.a3
          (4) Over five years........................................................  0346        316,123       M.2.a4
          (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
          through 2.a(4))............................................................  0347        846,875       M.2.a5
     b.   Floating rate debt securities with a repricing frequency of:
          (1) Quarterly or more frequently...........................................  4544        135,571       M.2.b1
          (2) Annually or more frequently, but less frequently than quarterly........  4545         36,738       M.2.b2
          (3) Every five years or more frequently, but less frequently than
          annually...................................................................  4551              0       M.2.b3
          (4) Less frequently than every five years..................................  4552              0       M.2.b4
          (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))...........................................................  4553        172,309       M.2.b5
     c.   Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in Schedule
          RC-N, item 9, column C)....................................................  0393      1,019,184       M.2.c
  3. Not applicable..................................................................
  4. Held-to-maturity debt securities restructured and in compliance with modified
     terms (included in Schedule RC-B, items 3 through 5, column A, above)...........  5365              0       M.4
  5. Not applicable..................................................................
  6. Floating rate debt securities with a remaining maturity of one year or less(2)
     (included in Memorandum item 2.b.(5) above).....................................  5519          2,953       M.6
  7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer).........................  1778              0       M.7
  8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
     a.   Amortized cost.............................................................  8780              0       M.8.a
     b.   Fair value.................................................................  8781              0       M.8.b
  9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
     a.   Amortized cost.............................................................  8782              0       M.9.a
     b.   Fair value.................................................................  8783              0       M.9.b

- ---------------

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-6
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      14
Transit Number: 11300106

Schedule RC-C -- Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                             C315 <-
                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
 1. Loans secured by real estate:
    a. Construction and land development...............................................  1415     131,715    1.a
    b. Secured by farmland (including farm residential and other improvements).........  1420       4,238    1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties and
           extended under lines of credit..............................................  1797          80    1.c.1
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens..................................................  5367     565,726    1.c.2a
           (b) Secured by junior liens.................................................  5368      47,351    1.c.2b
    d. Secured by multifamily (5 or more) residential properties.......................  1460      51,266    1.d
    e. Secured by nonfarm nonresidential properties....................................  1480     475,499    1.e
 2. Loans to depository institutions:
    a. To commercial banks in the U.S.:
       (1) To U.S. branches and agencies of foreign banks..............................  1506           0    2.a.1
       (2) To other commercial banks in the U.S........................................  1507           6    2.a.2
    b. To other depository institutions in the U.S.....................................  1517           0    2.b
    c. To banks in foreign countries:
       (1) To foreign branches of other U.S. banks.....................................  1513           0    2.c.1
       (2) To other banks in foreign countries.........................................  1516       8,184    2.c.2
 3. Loans to finance agricultural production and other loans to farmers................  1590      15,350    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)...................................................  1763   2,046,128    4.a
    b. To non-U.S. addressees (domicile)...............................................  1764      48,610    4.b
 5. Acceptances of other banks:
    a. Of U.S. banks...................................................................  1756           0    5.a
    b. Of foreign banks................................................................  1757           0    5.b
 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    a. Credit cards and related plans (includes check credit and other revolving credit
       plans)..........................................................................  2008     119,774    6.1
    b. Other (includes single payment, installment, and all student loans).............  2011     297,972    6.b
 7. Loans to foreign governments and official institutions (including foreign central
    banks).............................................................................  2081           0    7.
 8. Obligations (other than securities and leases) of states and political subdivisions
    in the U.S. (includes nonrated industrial development obligations).................  2107      70,337    8.
 9. Other loans:
    a. Loans for purchasing or carrying securities (secured and unsecured).............  1545     102,858    9.a
    b. All other loans (exclude consumer loans)........................................  1564     202,633    9.b
10. Lease financing receivables (net of unearned income):
    a. Of U.S. addressees (domicile)...................................................  2182           0    10.a
    b. Of non-U.S. addressees (domicile)...............................................  2183           0    10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above....................  2123           0    11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus
    item 11) (must equal Schedule RC, item 4.a)........................................  2122   4,189,890    12.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-7
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      15
Transit Number: 11300106

Schedule RC-C - Continued

Part I. Continued

Memoranda

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Commercial paper included in Schedule RC-C, part I, above...............................  1496            0    M.1
2. Loans and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above):
   a. Loans secured by real estate:
      (1)  To U.S. addressees (domicile)...................................................  1687            0    M.2.a1
      (2)  To non-U.S. addressees (domicile)...............................................  1689            0    M.2.a2
   b. All other loans and all lease financing receivables (exclude loans to individuals
      for household, family, and other personal expenditures)..............................  8691            0    M.2.b
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.
      addressees (domicile) included in Memorandum item 2.b above..........................  8692            0    M.2.c
3. Maturity and repricing data for loans and leases (1)(excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1)  Three months or less............................................................  0348      102,010    M.3.a1
      (2)  Over three months through 12 months.............................................  0349      156,042    M.3.a2
      (3)  Over one year through five years................................................  0356      692,397    M.3.a3
      (4)  Over five years.................................................................  0357      335,993    M.3.a4
      (5)  Total fixed rate loans and leases (sum of Memorandum items 3.a.(1) through
           3.a.(4))........................................................................  0358    1,286,442    M.3.a5
   b. Floating rate loans with a repricing frequency of:
      (1)  Quarterly or more frequently....................................................  4554    2,542,650    M.3.b1
      (2)  Annually or more frequently, but less frequently than quarterly.................  4555      218,102    M.3.b2
      (3)  Every five years or more frequently, but less frequently than annually..........  4561           21    M.3.b3
      (4)  Less frequently than every five years...........................................  4564      129,363    M.3.b4
      (5)  Total floating rate loans (sum of Memorandum items 3.b.1 through 3.b.(4)).......  4567    2,890,136    M.3.b5
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (Must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual loans
      and leases from Schedule RC-N, sum of items 1 through 8, column C)...................  1479    4,176,578    M.3.c
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4
   and 9.b, page RC-6(2)...................................................................  2746       84,302    M.4
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)...............  5369        4,256    M.5
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential
   properties (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6)..............  5370      141,169    M.6

- ---------------

(1) Memorandum item 3 is not applicable to savings banks that must complete Schedule RC-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-8
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      16
Transit Number: 11300106

Schedule RC-D -- Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                            C320 <-
                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                        RCON
                                                                                              ----
 1. U.S. Treasury securities................................................................  3531     N/A     1.
 2. U.S. Government agency and corporation obligations (exclude mortgage-backed
    securities).............................................................................  3532     N/A     2.
 3. Securities issued by states and political subdivisions in the U.S.......................  3533     N/A     3.
 4. Mortgage-backed securities (MBS):
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA.................  3534     N/A     4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include
       CMOs, REMICs, and stripped MBS)......................................................  3535     N/A     4.b
    c. All other mortgage-backed securities.................................................  3536     N/A     4.c
 5. Other debt securities...................................................................  3537     N/A     5.
 6. Certificates of deposit.................................................................  3538     N/A     6.
 7. Commercial paper........................................................................  3539     N/A     7.
 8. Bankers acceptances.....................................................................  3540     N/A     8.
 9. Other trading assets....................................................................  3541     N/A     9.
10. Not applicable..........................................................................
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and
    equity contracts........................................................................  4549     N/A     11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).......  3545     N/A     12.

LIABILITIES
13. Liability for short positions...........................................................  3546     N/A     13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts........................................................................  3547     N/A     14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15.b)...................................................................................  3548     N/A     15.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-9
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      17
Transit Number: 11300106

Schedule RC-E -- Deposit Liabilities

                                                                                                          C325 <-
                                                                                      Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------
                                                                                          -Nontransaction-
                                                  --------Transaction Accounts--------        Accounts
                                                     (Column A)                              (Column C)
                                                       Total             (Column B)            Total
                                                    transaction         Memo: Total        nontransaction
                                                      accounts        demand deposits         accounts
                                                  (including total      (included in         (including
                                                  demand deposits)       column A)             MMDAs)
                                                  ----------------    ----------------    ----------------
                                                  RCON                RCON                RCON
                                                  ----                ----                ----
Deposits of:
1. Individuals, partnerships and corporations...  2201   2,542,157    2240   1,712,165    2346   2,555,117     1.
2. U.S. Government..............................  2202       8,894    2280       8,894    2520           0     2.
3. States and political subdivisions in the
   U.S..........................................  2203      41,926    2290      20,361    2530      19,269     3.
4. Commercial banks in the U.S..................  2206     133,291    2310     133,291                         4.
   a. U.S. branches and agencies of foreign
   banks........................................                                          2347           0     4a
   b. Other commercial banks in the U.S.........                                          2348       1,032     4b
5. Other depository institutions in the U.S.....  2207         808    2312         808    2349         102     5.
6. Banks in foreign countries...................  2213           0    2320           0                         6.
   a. Foreign branches of other U.S. banks......                                          2367           0     6a
   b. Other banks in foreign countries..........                                          2373           0     6b
7. Foreign governments and official institutions
   (including foreign central banks)............  2216           0    2300           0    2377           0     7.
8. Certified and official checks................  2330      52,162    2330     523,162                         8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC, item
   13.a)........................................  2215   2,779,238    2210   1,927,681    2385   2,575,520     9.

Memoranda

                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                                                        RCON
                                                                                        ----
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............  6835     178,497    M.1.a
   b. Total brokered deposits.........................................................  2365           0    M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................  2343           0    M.1.c1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...  2344           0    M.1.c2
   d. Total deposits denominated in foreign currencies................................  3776           0    M.1.d
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law).......................................................  5590      47,651    M.1.e
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, Column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).......................................  6810   1,217,835    M.2.a1
      (2) Other savings deposits (excludes MMDAs).....................................  0352     387,411    M.2.a2
   b. Total time deposits of less than $100,000.......................................  6648     788,967    M.2.b
   c. Time certificates of deposit of $100,000 or more................................  6645     179,778    M.2.c
   d. Open-account time deposits of $100,000 or more..................................  6646       1,529    M.2.d
3. All NOW accounts (included in column A above)......................................  2398     851,556    M.3

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-10
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      18
Transit Number: 11300106

SCHEDULE RC-E -- Continued

                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                      RCON
                                                                                      ----
Memoranda (Continued)
Deposit Totals for FDIC Insurance Assessments
4. Total deposits (sum of item 9, column A and item 9, column C) (must equal
   Schedule RC item 13.a)..........................................................  2200     5,354,758     M.4
   a. Total demand deposits (must equal item 9, column B)..........................  2210     1,927,681     M.4.a
   b. Total time and savings deposits(1) (must equal item 9, column A plus item 9,
      column C minus item 9, column B).............................................  2350     3,427,077     M.4.b
- ---------------

(1) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing frequency of:(1)
   a. Three months or less..........................................................  0359      278,947      M.5.a
   b. Over three months through 12 months (but not over 12 months)..................  3644      329,292      M.5.b
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:
      (1) Three months or less......................................................  2761       91,148      M.6.a1
      (2) Over three months through 12 months.......................................  2762       66,238      M.6.a2
      (3) Over one year through five years..........................................  2763       21,038      M.6.a3
      (4) Over five years...........................................................  2765          351      M.6.a4
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of
   Memorandum items 6.a.(1) through 6.a.(4))........................................  2767      178,775      M.6.a5
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently..............................................  4568        1,003      M.6.b1
      (2) Annually or more frequently, but less frequently than quarterly...........  4569            0      M.6.b2
      (3) Every five years or more frequently, but less frequently than annually....  4571            0      M.6.b3
      (4) Less frequently than every five years.....................................  4572            0      M.6.b4
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum
          of Memorandum items 6.b.(1) through 6.b.(4))..............................  4573        1,003      M.6.b5
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum
      items 6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c above).............  6645      179,778      M.6.c

- ---------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-11
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      19
Transit Number: 11300106

Schedule RC-F -- Other Assets

                                                                                                             C330 <-
                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Income earned, not collected on loans...................................................  2164     28,354    1.
2. Net deferred tax assets(1)..............................................................  2148     34,820    2.
3. Excess residential mortgage servicing fees receivable...................................  5371          0    3.
4. Other (itemize and describe amounts that exceed 25% of this item).......................  2168     64,093    4.
      TEXT                                           RCON
      ----                                           ----
   a. 3549: Broker/Dealer Receivable.................3549     17,277                                            4.a
   b. 3550:..........................................3550        N/A                                            4.b
   c. 3551:..........................................3551        N/A                                            4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)......................  2160    127,267    5.

Memorandum

                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Deferred tax assets disallowed for regulatory capital purposes..........................  5610          0    M.1

Schedule RC-G -- Other Liabilities

                                                                                                             C335 <-
                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. a. Interest accrued and unpaid on deposits(2)...........................................  3645      6,009    1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)............  3646     45,935    1.b
2. Net deferred tax liabilities(1).........................................................  3049          0    2.
3. Minority interest in consolidated subsidiaries..........................................  3000          0    3.
4. Other (itemize and describe amounts that exceed 25% of this item).......................  2938      2,125    4.
      TEXT                                         RCON
      ----                                         ----
   a. 3552: Deferred Fee-Unfunded Commitments..... 3552    1,904                                                 4.a
   b. 3553:....................................... 3553      N/A                                                 4.b
   c. 3554:....................................... 3554      N/A                                                 4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)......................  2930     54,069     5.

- ---------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) For savings banks, includes "dividends" accrued and unpaid on deposits.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-12
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      20
Transit Number: 11300106

Schedule RC-K -- Quarterly Averages(1)

                                                                                                                  C355 <-
                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
                                                                                            RCON
                                                                                            ----
ASSETS
 1. Interest-bearing balances due from depository institutions............................  3381           191     1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)....  3382       990,703     2.
 3. Securities issued by states and political subdivisions in the U.S.(2).................  3383         3,229     3.
 4. a.   Other debt securities(2).........................................................  3647       131,990     4.a
    b.   Equity securities (3) (includes investments in mutual funds and Federal Reserve
         stock)...........................................................................  3648        26,232     4.b
 5. Federal funds sold and securities purchased under agreements to resell................  3365        33,367     5.
 6. Loans:
    a.   Total Loans......................................................................  3360     4,023,231     6.a
    b.   Loans secured by real estate.....................................................  3385     1,234,191     6.b
    c.   Loans to finance agricultural production and other loans to farmers..............  3386         5,467     6.c
    d.   Commercial and industrial loans..................................................  3387     2,032,239     6.d
    e.   Loans to individuals for household, family, and other personal expenditures......  3388       414,880     6.e
 7. Trading assets........................................................................  3401         2,308     7.
 8. Lease financing receivables (net of unearned income)..................................  3484         2,163     8.
 9. Total assets(4).......................................................................  3368     6,276,810     9.

LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and
    preauthorized transfer accounts) (exclude demand deposits)............................  3485       877,070     10.
11. Nontransaction accounts:
    a.   Money market deposit accounts (MMDAs)............................................  3486     1,261,322     11.a
    b.   Other savings deposits...........................................................  3487       359,661     11.b
    c.   Time certificates of deposit of $100,000 or more.................................  3345       181,382     11.c
    d.   All other time deposits..........................................................  3469       785,540     11.d
12. Federal funds purchased and securities sold under agreements to repurchase............  3353       358,504     12.
13. Other borrowed money..................................................................  3555           976     13.

- ---------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarter averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-13
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      21
Transit Number: 11300106

Schedule RC-L -- Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                              C360 <-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                           RCON
                                                                                           -----
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines................................................................    3814          77    1.a
    b. Credit card lines................................................................    3815     278,777    1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate.............................    3816     139,794    1.c.1
       (2) Commitments to fund loans not secured by real estate.........................    6550         843    1.c.2
    d. Securities underwriting..........................................................    3817           0    1.d
    e. Other unused commitments.........................................................    3818     1,905,124  1.e
2.  Financial standby letters of credit.................................................    3819     168,517    2.
                                                                          RCON
                                                                          ----
    a. Amount of financial standby letters of credit conveyed to others.  3820    12,164                        2.a
                                                                          RCON
                                                                          ----
3.  Performance standby letters of credit..............................   3821    21,598                        3.
    a. Amount of performance standby letters of credit conveyed to others...............    3822       2,681    3.a
4.  Commercial and similar letters of credit............................................    3411      62,380    4.
5.  Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank...............................................................    3428           0    5.
6.  Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank.......................................................    3429       7,597    6.
7.  Securities borrowed.................................................................    3432           0    7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank).....................................    3433           0    8.
9.  Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
       date.............................................................................    3650           0    9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3651           0    9.a.2
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages tarnsferred as of the report
       date.............................................................................    3652           0    9.b.1
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3653           0    9.b.2
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
       date.............................................................................    3654           0    9.c.1
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3655           0    9.c.2
10. When-issued securities:
    a. Gross commitments to purchase....................................................    3434           0    10.a
    b. Gross commitments to sell........................................................    3435           0    10.b
11. Spot foreign exchange contracts.....................................................    8765      11,100    11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")....................................................    3430           0    12.
       TEXT                                                             RCON
       ----                                                             ----
    a. 3555: ........................................................   3555         N/A                        12.a
    b. 3556: ........................................................   3556         N/A                        12.b
    c. 3557: ........................................................   3557         N/A                        12.c
    d. 3558: ........................................................   3558         N/A                        12.d
13. All other off-balance sheet assets (exclude off-balance sheet derivates) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total
    equity capital")....................................................................   5591           0    13.
       TEXT                                                             RCON
       ----                                                             ----
    a. 5592: ........................................................   5592         N/A                       13.a
    b. 5593: ........................................................   5593         N/A                       13.b
    c. 5594: ........................................................   5594         N/A                       13.c
    d. 5595: ........................................................   5595         N/A                       13.d

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-14
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      22
Transit Number: 11300106

Schedule RC-L -- Continued


                                                                                                                  C361 <-
                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
                                                          (Column A)   (Column B)   (Column C)     (Column D)
                                                           Interest     Foreign       Equity       Commodity
               Balance Sheet Derivatives                     Rate       Exchange    Derivative     And Other
                  Position Indicators                     Contracts    Contracts    Contracts      Contracts
- --------------------------------------------------------  ----------   ----------   ----------     ----------
  1. Gross amounts (e.g., notional amounts)(for each
     column, sum of items 14.a through 14.e must equal
     sum of items 15, 16.a, and 16.b):
     a.   Futures contracts.............................          0             0           0              0      14.a
                                                          RCON 8693     RCON 8694   RCON 8695      RCON 8696
     b.   Forward contracts.............................          0        31,104           0              0      14.b
                                                          RCON 8697     RCON 8698   RCON 8699      RCON 8700
     c.   Exchange-traded option contracts:
          (1) Written options...........................          0             0           0              0      14.c1
                                                          RCON 8701     RCON 8702   RCON 8703      RCON 8704
          (2) Purchased options.........................          0             0           0              0      14.c2
                                                          RCON 8705     RCON 8706   RCON 8707      RCON 8708
     d.   Over-the-counter option contracts:
          (1) Written options...........................      3,132             0           0              0      14.d1
                                                          RCON 8709     RCON 8710   RCON 8711      RCON 8712
          (2) Purchased options.........................  1,013,132             0           0              0      14.d2
                                                          RCON 8713     RCON 8714   RCON 8715      RCON 8716
     e.   Swaps.........................................    176,865             0           0              0      14.e
                                                          RCON 3450     RCON 3826   RCON 8719      RCON 8720
  2. Total gross notional amount of derivative contracts
     held for trading...................................          0             0           0              0      15.
                                                          RCON 7186     RCON 7187   RCON 8723      RCON 8724
  3. Total gross notional amount of derivative contracts
     held for purposes other than trading:
     a.   Contracts marked to market....................  1,189,997        31,104           0              0      16.a
                                                          RCON 8725     RCON 8726   RCON 8727      RCON 8728
     b.   Contracts not marked to market................      3,132             0           0              0      16.b
                                                          RCON 8729     RCON 8730   RCON 8731      RCON 8732

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-15
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      23
Transit Number: 11300106

SCHEDULE RC-L -- Continued

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                         (Column A)     (Column B)         (Column C)         (Column D)
           -balance Sheet                                 Interest        Foreign            Equity           Commodity
        Derivatives Position                                Rate         Exchange          Derivatives        And Other
             Indicators                                  Contracts       Contracts          Contracts         Contracts
- ----------------------------------------------------------------------------------------------------------------------
                                                RCON                RCON              RCON               RCON
                                                ----                ----              ----               ----
1.  Gross fair values:
    a. Contracts held for trading:
       (1) Gross positive fair
           value...........................     8733            0   8734          0   8735          0    8736          0  17.a1
       (2) Gross negative fair
           value...........................     8737            0   8738          0   8739          0    8740          0  17.a2
    b. Contracts held for purposes
       other than trading that are
       marked to market:
       (1) Gross positive fair
           value...........................     8741        2,883   8742        703   8743          0    8744          0  17.b1
       (2) Gross negative fair
           value...........................     8745        2,225   8746        509   8747          0    8748          0  17.b2
    c. Contracts held for purposes
       other than trading that are
       not marked to market:
       (1) Gross positive fair
           value...........................     8749            3   8750          0   8751          0    8752          0  17.c1
       (2) Gross negative fair
           value...........................     8753            3   8754          0   8755          0    8756          0  17.c2

                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                       RCON
                                                                                       ----
Memoranda
 1-2. Not applicable.................................................................
      Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused
      portions of commitments that are fee paid or otherwise legally binding)........  3833     1,434,115     M.3
                                                                    RCON
                                                                    ----
      a. Participations in commitments with an original...........  3834       54.322                         M.3.a
   3. To be completed only by banks with $1 billion or more in total assets:
   4. Standby letters of credit (both financial and performance) issued to non-U.S.
      addressees (domicile) included in Schedule RC-L, items 2 and 3, above..........  3377          831      M.4
   5. Installment loans to individuals for household, family and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
      a. Loans to purchase private passenger automobiles.............................  2741          N/A      M.5.a
      b. Credit cards and related plans..............................................  2742          N/A      M.5.b
      c. All other consumer installment credit (including mobile home loans).........  2743          N/A      M.5.c

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-16
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      24
Transit Number: 11300106

Schedule RC-M -- Memoranda

                                                                                                          C365  <-
                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders and their related interests...................................  6164    14,304    1.a
                                                                           RCON    Number
                                                                           ----    ------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as
      defined for this purpose in agency regulations.....................  6165       2                       1.b
2. Federal funds sold and securities purchased under agreements to resell with U.S.
   branches and agencies of foreign banks (1) (included in Schedule RC, items 3.a and
   3.b)....................................................................................  3405         0    2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract.............................................  5500         0    4.a
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...............................................  5501         0    4.b.1
      (2) Serviced without recourse to servicer............................................  5502         0    4.b.2
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract.........................................  5503         0    4.c.1
      (2) Serviced under a special option contract.........................................  5504         0    4.c.2
   d. Mortgages serviced under other servicing contracts...................................  5505         0    4.d
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)...........................................................  2103     2,326    5.a
   b. Non-U.S. addressees (domicile).......................................................  2104     4,460    5.b
6. Intangible assets:
   a. Mortgage servicing rights............................................................  3164         0    6.a
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships..............................................  5506         0    6.b.1
      (2) All other identifiable intangible assets.........................................  5507       857    6.b.2
   c. Goodwill.............................................................................  3163    65,658    6.c
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)...............  2143    66,515    6.d
   e. Intangible assets that have been grandfathered for regulatory capital purposes.......  6442       N/A    6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt............................................................  3295         0    7.

- ---------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-17
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      25
Transit Number: 11300106

Schedule RC-M -- Continued

                                                                                                 Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
                                                                                              ----
 8. a.   Other real estate owned:
         (1)  Direct and indirect investments in real estate ventures.......................  5372            0    8.a.1
         (2)  All other real estate owned:
              (a)  Construction and land development........................................  5508            0    8.a.2a
              (b)  Farmland.................................................................  5509          102    8.a.2b
              (c)  1-4 family residential properties........................................  5510          305    8.a.2c
              (d)  Multifamily (5 or more) residential properties...........................  5511        1,306    8.a.2d
              (e)  Nonfarm nonresidential properties........................................  5512        7,219    8.a.2e
         (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).....  2150        8,932    8.a.3
    b.   Investments in unconsolidated subsidiaries and associated companies:
         (1)  Direct and indirect investments in real estate ventures.......................  5374            0    8.b.1
         (2)  All other investments in unconsolidated subsidiaries and associated             5375       16,379    8.b.2
              companies.....................................................................
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).....  2130       16,379    8.b.3
    c.   Total assets of unconsolidated subsidiaries and associated companies...............  5376       13,269    8.c
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"................................  3778            0    9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
    a.   Money market funds.................................................................  6441      863,330    10.a
    b.   Equity securities funds............................................................  8427        2,129    10.b
    c.   Debt securities funds..............................................................  8428        3,403    10.c
    d.   Other mutual funds.................................................................  8429        2,822    10.d
    e.   Annuities..........................................................................  8430       20,277    10.e
    f.   Sales of proprietary mutual funds and annuities (included in items 10.a through      8784        5,175    10.f
         10.e above)........................................................................

Memorandum

                                                                                                 Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------
  1. Interbank holdings of capital instruments (to be completed for the December report only):
     a.   Reciprocal holdings of banking organizations' capital instruments..................  3836          N/A    M.1.a
     b.   Nonreciprocal holdings of banking organizations' capital instruments...............  3837          N/A    M.1.b

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-18
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      26
Transit Number: 11300106

Schedule RC-N -- Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                   C370 <-
                                                                                               Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                          --(Column A)--     --(Column B)--    ---(Column C)---
                                                            Past due 30        Past due 90
                                                          through 89 days     days or more
                                                             and still          and still
                                                             accruing           accruing          Nonaccrual
                                                          ---------------    ---------------    ---------------
                                                          RCON               RCON               RCON
                                                          ----               ----               ----
1. Loans secured by real estate:
   a.   To U.S. addressees (domicile)...................  1245               1246      1,858    1247      4,365    1.a
   b.   To non-U.S. addressees (domicile)...............  1248               1249          0    1250          0    1.b
2. Loans to depository institutions and acceptances of
   other banks:
   a.   To U.S. banks and other U.S. depositary
        institutions....................................  5377               5378          0    5379          0    2.a
   b.   To foreign banks................................  5380               5381          0    5382          0    2.b
3. Loans to finance agricultural production and other
   loans to farmers.....................................  1594               1597          7    1583        250    3.
4. Commercial and industrial loans:
   a.   To U.S. addressees (domicile)...................  1251               1252        306    1253      8,379    4.a
   b.   To non-U.S. addressees (domicile)...............  1254               1255          0    1256          0    4.b
5. Loans to individuals for household, family, and other
   personal expenditures:
   a.   Credit cards and related plans..................  5383               5384        245    5385          0    5.a
   b.   Other (includes single payment, installment, and
        all student loans)..............................  5386               5387        645    5388         39    5.b
6. Loans to foreign governments and official              5389               5390          0    5391          0
   institutions.........................................                                                           6.
7. All other loans......................................  5459               5460          0    5461        279    7.
8. Lease financing receivables:
   a.   Of U.S. addressees (domicile)...................  1257               1258          0    1259          0    8.a
   b.   Of non-U.S. addressees (domicile)...............  1271               1272          0    1791          0    8.b
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)...........  3505               3506          0    3507          0    9.
==========================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                            RCON               RCON               RCON
                                                            ----               ----               ----
 10. Loans and leases reported in items 1 through 8 above
     which are wholly or partially guaranteed by the U.S.
     Government...........................................  5612               5613          0    5614          0    10.
     a.   Guaranteed portion of loans and leases included
          in item 10 above................................  5615               5616          0    5617          0    10.a

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-19
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      27
Transit Number: 11300106

Schedule RC-N - Continued

Memoranda

                                                                                        Dollar Amounts In Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                      --(Column A)--     --(Column B)--     -------(Column C)-------
                                                       Past due 30        Past due 90
                                                        through 89        days or more
                                                      days and still       and still
                                                         accruing           accruing               Nonaccrual
                                                      --------------     --------------     ------------------------
                                                      RCON               RCON               RCON
                                                      ----               ----               ----
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above........... 1658               1659               1661               M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in Schedule
   RC-N, items 4 and 7, above........................ 6558               6559         7     6560        87     M.2
3. Loans secured by real estate (sum of Memorandum
   items 3.a through 3.e must equal sum of Schedule
   RC-N, items 1.a and 1.b, above):
   a. Construction and land development.............. 2759               2769        83     3492       399     M.3a
   b. Secured by farmland............................ 3493               3494        86     3495       161     M.3b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit...................... 5398               5399        17     5400         0     M.3c1
      (2) All other loans secured by 1-4 family
          residential properties..................... 5401               5402     1,283     5403       244     M.3c2
   d. Secured by multifamily (5 or more) residential
      properties..................................... 3499               3500         0     3501       704     M.3d
   e. Secured by nonfarm nonresidential properties... 3502               3503       389     3504     2,857     M.3e

                                                      --(Column A)--     --(Column B)--
                                                       Past due 30
                                                        through 89        Past due 90
                                                           days           days or more
                                                      --------------     --------------
                                                      RCON               RCON
                                                      ----               ----
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets........ 3522               3528         0     M.4.a
   b. Replacement cost of contracts with a positive
      replacement cost............................... 3529               3530         0     M.4.b

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-20
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      28
Transit Number: 11300106

Schedule RC-O -- Other Data for deposit Insurance Assessments

                                                                                                              C375 <-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                            RCON
                                                                                            ----
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits...............................................  0030        N/A    1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits............................  0031          0    1.b.1
       (2) Actual amount of unposted debits to time and savings deposits(1)...............  0032          0    1.b.2
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits..............................................  3510        N/A    2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...........................  3512          0    2.b.1
       (2) Actual amount of unposted credits to time and savings deposits(1)..............  3514          0    2.b.2
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits)....................................................................  3520         46    3.
 4. Deposits of consolidated subsidiaries (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.......................................  2211     18,454    4.a
    b. Time and savings deposits (1) of consolidated subsidiaries.........................  2351          0    4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...............  5514          0    4.c
 5. Not applicable.
Item 6 is not applicable to state nonmember banks that have not been authorized by the
 Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Memorandum item
       4.a)...............................................................................  2314          0    6.a
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
       Memorandum item 4.b)...............................................................  2315          0    6.b
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums...............................................................  5516          0    7.a
    b. Unamortized discounts..............................................................  5517          0    7.b
    To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section
    5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction
    Worksheet(s)..........................................................................  5518    803,266
 8. Deposits in lifeline accounts.........................................................                     8.
 9. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits).............................................................................  8432          0    9.

- ---------------

(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-21
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      29
Transit Number: 11300106

Schedule RC-O -- Continued

                                                                                                      Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCON
                                                                                                       ----
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported on a net basis rather than a gross basis
       in Schedule RC-E..............................................................................  8785        0      11.a
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were reported on a gross basis
       rather than a net basis in Schedule RC-E......................................................  8786   35,956      11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and
       the domestic offices of U.S. banks and savings associations in Schedule RC-E..................  8787        0      11.c

Memoranda

(To be completed each quarter except as noted)

                                                                                           Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
1.  Total deposits of the bank:
    (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..............................  2702    3,537,240   M.1.A.1
                                                                   RCON        NUMBER
                                                                   ----        ------
       (2) Number of deposit accounts of $100,000 or less (to be completed for the June
           report only)..........................................  3779         N/A                          M.1.a2
    b. Deposit accounts of more than $100,000:
        (1) Amount of deposit accounts of more than $100,000...........................  2710    1,817,518   M.1.b1
                                                                   RCON        NUMBER
                                                                   ----        ------
        (2) Number of deposit accounts of more than $100,000.....  2722        5,878                         M.1.b2
2.  Estimated amount of uninsured deposits of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
       1.b(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                         RCON    YES       NO
                                                                                         ----    ---       ---
       Indicate in the appropriate box at right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
       estimate described above........................................................  6861              X      M.2.a
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
       determined by using your bank's method or procedure.............................  5597         N/A         M.2.b
- -------------------------------------------------------------------------------------------------------------------------
                                                                                                                  C377 <-

Person to whom questions about the Reports of Condition and Income should be directed:

Name and Title (TEXT 8901)                                                        Area code and phone number (TEXT 8902)

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-22
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      30
Transit Number: 11300106

Schedule RC-R -- Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             C380 <-
                                                                                                RCON     YES     NO
                                                                                                ----     ---     ---
1.   Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of
     adjusted total assets....................................................................  6056     N/A     1.

          For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions)

          If the box marked YES has been checked, then the bank only has to complete item 2 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

          A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                  (Column A)          (Column B)
                                                                                 Subordinated
                                                                                 Debt(1) and
                                                                                 Intermediate       Other Limited-
                                                                                Term Preferred       Life Capital
                                                                                    Stock            Instruments
                                                                               ----------------    ----------------
                                                                               RCON                RCON
                                                                               ----                ----
Item 2 is to be completed by all banks.
2.   Subordinated debt(1) and other limited-life capital instruments
     (original weighted average maturity of at least five years) with a remaining maturity of:
     a.   One year or less...................................................  3780           0    3786           0     2.a
     b.   Over one year through two years....................................  3781           0    3787           0     2.b
     c.   Over two years through three years.................................  3782           0    3788           0     2.c
     d.   Over three years through four years................................  3783           0    3789           0     2.d
     e.   Over four years through five years.................................  3784           0    3790           0     2.e
     f.   Over five years....................................................  3785      45,000    3791           0     2.f

3. Not applicable

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                   (Column A)          (Column B)
                                                                                                         Credit
                                                                                                       Equivalent
                                                                                Assets Recorded      Amount of Off-
                                                                                 on the Balance      Balance Sheet
                                                                                     Sheet              Items(2)
                                                                                ----------------    ----------------
                                                                                RCON                RCON
                                                                                ----                ----
4.   Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
     a.   Assets recorded on the balance sheet:
          (1)  Securities issued by, other claims on, and claims
               unconditionally guaranteed by, the U.S. Government and its
               agencies and other OECD central governments....................  3794     539,176               4.a.1
          (2)  All other......................................................  3795     257,686               4.a.2
     b.   Credit equivalent amount of off-balance sheet items.................                      3796      10,245     4.b

- ---------------

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2) Do not report in column B the risk-weighted amount of assets reported in column A.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-23
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      31
Transit Number: 11300106

Schedule RC-R -- Continued

                                                                          (Column A)         (Column B)
                                                                                          Credit Equivalent
                                                                      Assets Recorded on       Amount
                                                                             the           of Off-Balance
                                                                        Balance Sheet      Sheet Items(1)
                                                                      ------------------  -----------------
1.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
    a. Assets recorded on the balance sheet:
                                                                      RCON                RCON
                                                                      ----                ----
       (1) Claims conditionally guaranteed by the U.S. Government
           and its agencies and other OECD central governments......  3798       102,293                       5.a.1
       (2) Claims collateralized by securities issued by the U.S.
           Government and its agencies and other OECD central
           governments; by securities issued by U.S.
           Government-sponsored agencies; and by cash on deposit....  3799        81,596                       5.a.2
       (3) All other................................................  3800     1,066,932                       5.a.3
    b. Credit equivalent amount of off-balance sheet items..........                         3801  77,918      5.b
2.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet.........................  3802       675,907                       6.a
    b. Credit equivalent amount of off-balance sheet items..........                         3803   2,361      6.b
3.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet.........................  3804     3,699,893                       7.a
    b. Credit equivalent amount of off-balance sheet items..........                         3805  830,337     7.b
3.  On-balance sheet asset values excluded from the calculation of
    the risk-based capital ratio(2).................................  3806           N/A                       8.
4.  Total assets recorded on the balance sheet (sum of items 4.a,
    5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12
    plus items 4.b and 4.c).........................................  3807     6,423,483                       9.

Memoranda

                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                                                   RCON
Current credit exposure across all off-balance sheet derivatives contracts by the
  risk based capital standards...................................................  8764           3,569        M.1.

                                                    -------------With a remaining maturity of------------
- -------------------------------------------------------------------------------------------------------------------
                                                                           (Column B)       (Column C)
                                                        Column A)         Over one year
                                                                          through five       Over five
                                                     One year or less         years            years
                                                    ------------------    -------------    -------------
                                                    RCON                  RCON             RCON
                                                    ----                  ----             ----
1.  Notional principal amounts of off-balance
    sheet derivative contracts:(3)
    a. Interest rate contracts....................  3809     1,076,450    8766     90,529  8767     26,150  M.2a
    b. Foreign exchange contracts.................  3812        31,104    8769      N/A    8770      N/A    M.2b
    c. gold contracts.............................  8771           N/A    8772      N/A    8773      N/A    M.2c
    d. Other precious metals contracts............  8774           N/A    8775      N/A    8776      N/A    M.2d
    e. Other commodity contracts..................  8777           N/A    8778      N/A    8779      N/A    M.2e
    f. Equity derivative contracts................  A000           N/A    A001      N/A    A002      N/A    M.2f

- ---------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-24
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      32
Transit Number: 11300106

                                 Optional Narrative Statement Concerning the Amounts
                                   Reported in the Reports of Condition and Income
                                        at close of business on March 31, 1995

First Interstate Bank of Texas, NA                          Houston                                        TX
- ---------------------------------------------------------   ------------------------------------------     ----------
Legal Title of Bank                                         City                                           State

The management of the reporting bank may, if it wishes,     the truncated statement will appear as the bank's
submit a brief narrative statement on the amounts           statement both on agency computerized records and in
reported in the Reports of Condition and Income. This       computer-file releases to the public.
optional statement will be made available to the public,
along with the publicly available data in the Reports of    All information furnished by the bank in the narrative
Condition and Income, in response to any request for        statement must be accurate and not misleading.
individual bank report data. However, the information       Appropriate efforts shall be taken by the submitting
reported in column A and in all of Memorandum item 1 of     bank to ensure the statement's accuracy. The statement
Schedule RC-N is regarded as confidential and will not      must be signed, in the space provided below, by a senior
be released to the public. BANKS CHOOSING TO SUBMIT THE     officer of the bank who thereby attests to its accuracy.
NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT
DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF      If, subsequent to the original submission, material
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS        changes are submitted for the data reported in the
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR     Reports of Condition and Income, the existing narrative
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE     statement will be deleted from the files, and from
MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF         disclosure; the bank, at its option, may replace it with
THEIR CUSTOMERS. Banks choosing not to make a statement     a statement, under signature, appropriate to the amended
may check the "No comment" box below and should make no     data.
entries of any kind in the space provided for the
narrative statement; i.e., DO NOT enter in this space       The optional narrative statement will appear in agency
such phrases as "No statement," "Not applicable," "N/A,"    records and in release to the public exactly as
"No Comment," and "None."                                   submitted (or amended as described in the preceding
                                                            paragraph) by the management of the bank (except for the
The optional statement must be entered on this sheet.       truncation of statements exceeding the 750-character
The statement should not exceed 100 words. Further,         limit described above). THE STATEMENT WILL NOT BE EDITED
regardless of the number of words, the statement must       OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
not exceed 750 characters, including punctuation,           ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL
indentation, and standard spacing between words and         NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
sentences. If any submission should exceed 750              VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
characters, as defined, it will be truncated at 750         CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL
characters with no notice to the submitting bank and        APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
                                                            SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- ---------------------------------------------------------------------------------------------------------------------------
No comment:               X (RCON 6979)                                                                  C371    C372 <-
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):










                                                            ----------------------------------------    -----------------
                                                            Signature of Executive Officer of Bank      Date of Signature

First Interstate Bank of Texas, NA           Call Date: 03/31/95       ST-BK: 48-3778             FFIEC  032
P.O. Box 3326                                                                                     Page RC-25
Houston, TX 77253-3326                       Vendor ID: D              CERT: 24344
                                                                                                      33
Transit Number: 11300106


                                        THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- ---------------------------------------------------------------------------------------------------------------------------

                                                            OMB No. For OCC:                     1557-0081
                                                            OMB No. For FDIC:                    3064-0052
                                                            OMB No. For Federal Reserve:         7100-0036
                                                            Expiration Date:                     07/31/95

                                                                    SPECIAL REPORT
                                                            (Dollar Amounts in Thousands)

                                        CLOSE OF BUSINESS DATE:              FDIC Certificate Number:
                                         March 31, 1995                               24344                      C700 <-
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LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
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The following information is required by Public Laws 90-44 and 1020-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations
(Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.
Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
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                                                                               RCON
                                                                               ----
1. Number of loans made to executive officers since the previous
     Call Report date. . . . . . . . . . . . . . . . . . . . . . . . . .       3561               NONE    a.
2. Total dollar amount of above loans (in thousands of dollars)  . . . .       3562                  0    b.
3. Range of interest charged on above loans (example:
     9 3/4% = 9.75)  . . . . . . . . . . . . . . . . . . . . . . . . . .  7701/7702      0.00% to 0.00%   c.



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SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:                    DATE (Month, Day, Year):


_______________________________________________________________________      ______________________________________________
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED: (TEXT 8903)      AREA CODE/PHONE NUMBER: (TEXT 8904)


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FDIC 8040/53 (9-94)
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